EXHIBIT 99.1

CITADEL BROADCASTING CORPORATION

FORM OF RESTRICTED STOCK AGREEMENT

FOR USE UNDER THE

AMENDED AND RESTATED 2002 STOCK OPTION AND AWARD PLAN

(as of October 25, 2005)

THIS AGREEMENT, dated [GRANT DATE], is entered into between Citadel Broadcasting Corporation, a Delaware Corporation (together with its subsidiaries and affiliates, including any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof or otherwise, the “Company”), and [EMPLOYEE’S FULL NAME] (the “Employee”).

WHEREAS, the Compensation Committee of the Board of Directors of the Company or its delegates (the “Committee”) has determined that the Employee shall be granted shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to the restrictions stated below and in accordance with the terms and conditions of the Citadel Broadcasting Corporation Amended and Restated 2002 Stock Option and Award Plan (also referred to from time to time by the Company as the Amended and Restated 2002 Long Term Incentive Plan) (as amended from time to time, the “Plan”), a copy of which can be found as Exhibit 99.1 to the Form 8-K that the Company filed with the Securities Exchange Commission on May 24, 2005 or can be obtained by written or telephonic request to the Secretary of the Company. Capitalized terms not otherwise defined herein have the meaning set forth in the Plan.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	Grant and Issuance of Stock.

Subject to the terms and conditions of this Agreement and of the Plan, the Company hereby grants to the Employee (the “Award”) [INSERT NO.] shares of Common Stock (together with any securities of the Company which may be issued with respect to the shares by virtue of any stock split, combination, stock dividend, recapitalization or exchange of stock, which securities shall be deemed to be “Stock” hereunder), subject to all the restrictions hereinafter set forth. The Stock shall be issued in the name of the Employee as soon as reasonably practicable after the grant is made; provided that the Employee has executed and delivered to the Company this Agreement evidencing the award, the appropriate blank stock powers (a form of which is attached hereto as Exhibit A) and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of the Stock.

2.	Vesting Schedule.

Provided that the Employee remains in the employ of the Company on a continuous, full-time basis through the close of business on each of the Vesting Dates set out below, the interest of the Employee in the specified number of shares of the Stock shall become fully vested on the specified Vesting Date. The interest of the Employee in the Stock shall vest as follows: [INSERT VESTING PROVISION HERE];

Vesting Date	Number of Shares of Stock

3.	Restrictions.

(a)  With respect to each share of the Stock, the period of time between the date hereof and the date such share of Stock becomes fully vested in accordance with Section 2 hereof is referred to herein as the “Restriction Period.”

(b)  Except as otherwise provided in this Agreement or permitted by the Committee or the Board of Directors of the Company, no share of Stock and/or rights or privileges granted hereunder may be sold, transferred (whether by operation of law or otherwise) or otherwise disposed of, be pledged or otherwise hypothecated or be subject to execution, attachment or similar process until such share of Stock becomes vested in accordance with Section 2 hereof. Upon any attempt to effect any such disposition, or upon the levy of any such process, the Award shall immediately become null and void and the Stock shall be forfeited.

4.	Legend.

All certificates representing any Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon, (i) any appropriate legends that may be, in the judgment of the Company, necessary or desirable in order to achieve compliance with the Securities Act of 1933, as amended, or the securities laws of any state or any other law and (ii) the following legend:

“The shares represented by this certificate are subject to an agreement between Citadel Broadcasting Corporation and the registered holder, a copy of which is on file at the principal office of Citadel Broadcasting Corporation.”

5.	Escrow.

(a)  The certificate or certificates evidencing the Stock subject hereto shall be delivered to and deposited with the Secretary of the Company as Escrow Agent in this transaction. The Stock may also be held in a restricted book entry account in the name of the Employee. Such certificates or such book entry shares are to be held by the Escrow Agent until termination of the Restriction Period with respect to the shares of Stock to which such certificates relate, at which time they shall be released by said Escrow Agent; provided, however, that a portion of such Stock shall be surrendered in payment of required withholding taxes in accordance with Section 9 hereto, unless alternative procedures for the payment of required withholding taxes are established by the Company.

(b)  Upon the termination of the Restriction Period and subject to the satisfaction of all terms and conditions contained herein and in the Plan, the Committee shall cause the Escrow Agent to, and the Escrow Agent shall deliver a stock certificate in respect of the vested Stock to the Employee, free and clear of all restrictions hereunder.

6.	The Employee’s Stockholder Rights.

Upon the Employee's execution and delivery to the Company of this Agreement and the delivery of the Stock to the Escrow Agent, during the Restriction Period the Employee shall have all the rights of a holder of Common Stock with respect to the Stock except for the right to transfer the Stock, as set forth in Section 3 hereto. Accordingly, the Employee shall have the right to vote the Stock at any meeting of the stockholders of the Company at which a holder of Common Stock is entitled to vote and to receive any dividends or other distributions paid to or made with respect to the Stock, less applicable withholding taxes (it being understood that any cash dividends will generally be taxable as ordinary compensation income during the Restriction Period unless the Employee makes an election under Section 83(b) of the Code as provided in Section 9(e) of this Agreement). It is the Committee’s intent that, for purposes of Section 409A of the Code, (i) the Stock shall not be treated as a payment of deferred compensation and (ii) the right to receive dividends with respect to the Stock shall be treated as deferred compensation payable at a specified time or pursuant to a specified schedule, and that any ambiguities in construction be interpreted to effectuate such intent. Any payment of dividends hereunder shall be made no later than the end of the calendar year in which the dividends are paid to other stockholders of the Common Stock or, if later, the fifteenth day of the third month following the date the dividends are paid to such other stockholders.

7.	Lapse of Restriction By Death or Disability.

The Restriction shall lapse and have no further force or effect upon termination of the Employee’s employment with the Company by reason of [his/her] death, permanent disability or adjudicated incompetency. For purposes of this Agreement, the term “disability” shall mean the Employee’s Disability as defined in Section 2.12 of the Plan. Once the Employee has been disabled as defined in this Section for a period of at least 180 consecutive days, the disability shall be deemed to have occurred on the first day of such 180-day period. In the event of the Employee’s death after a vesting date but prior to the delivery to the Employee of the vested shares of Stock, said Stock shall be delivered to the Employee’s estate or designated beneficiary.

8.	Forfeiture of Shares.

Except as otherwise provided for in this Agreement, if the Employee’s employment with the Company is terminated at any time for any reason (including but not limited to the Employee’s voluntary resignation or involuntary discharge for Cause, as defined in Section 2.5 of the Plan) prior to the lapse of the Restriction Period for any share of Stock granted hereunder, such Stock shall be forfeited by the Employee, and ownership of such Stock transferred back to the Company, without consideration to the Employee or [his/her] executor, administrator, personal representative or heirs (“Representative”). In any such event, the Employee or [his/her] Representative shall promptly deliver any documents requested by the Company necessary to effectuate such transfer.

9.	Taxes.

(a)  The grant of the Stock and the lapse of the Restriction on the Stock pursuant to Section 2 or 7 hereof shall be conditioned on the Employee or the Representative having made appropriate arrangements with the Company to provide for the withholding of any taxes required to be withheld by federal, state or local law with respect to such grant or lapse.

(b)  The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this grant or the vesting of Stock hereunder. The Employee shall surrender a sufficient number of whole shares of Stock as necessary to cover all applicable required withholding taxes and required social security contributions at the time of grant or the time that the restrictions on the Stock lapse, unless alternative procedures for such payment are established by the Company. The Employee will receive a cash refund for any fraction of a surrendered share of Stock not necessary for required withholding taxes and required social insurance contributions. To the extent that any surrender of Stock or alternative procedure for such payment is insufficient, the Employee authorizes the Company, its affiliates and subsidiaries, which are qualified to deduct tax at source, to deduct all applicable required withholding taxes and social security contributions from the Employee’s compensation. The Employee agrees to pay any amounts that cannot be satisfied from wages or other cash compensation, to the extent permitted by law.

(c)  Regardless of any action the Company takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the Employee acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by [him/her] is and remains the Employee’s responsibility and that the Company (i) makes no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this grant of Stock, including the grant, vesting or release, the subsequent sale of Stock and receipt of any dividends and (ii) does not commit to structure the terms or any aspect of this grant of Stock to reduce or eliminate the Employee’s liability for Tax-Related Items. The Employee shall pay the Company any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Employee’s participation in the Plan or the Employee’s receipt of Stock that cannot be satisfied by the means previously described. The Company may refuse to deliver the Stock if the Employee fails to comply with the Employee’s obligations in connection with the Tax-Related Items.

(d)  It is the Committee’s intent that the Stock shall not be treated as a payment of deferred compensation for purposes of Section 409A of the Internal Revenue Code, as amended from time to time, and that any ambiguities in construction be interpreted to effectuate such intent.

(e)  Section 83(a) of the Code provides that on the vesting date of the Stock, the Employee must include in [his/her] taxable income as compensation an amount equal to the fair market value (determined as of the vesting date of such Stock) of the Stock over the amount (if any) paid for such Stock. If the Employee chooses, the Employee may make an election under Section 83(b) of the Code, which would cause the Employee to recognize compensation income for [his/her] taxable year in which the Stock is granted, in the amount of the excess (if any) of the Fair Market Value of the Stock acquired (determined as of the date of grant of the Stock) over the amount (if any) paid for such Stock. A Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days after the date of grant. The form for making a Section 83(b) election is attached as Exhibit B. The Employee acknowledges that it is the Employee's sole responsibility (i) to determine whether making an election under Section 83(b) of the Code is appropriate in [his/her] particular circumstances, and (ii) if he so chooses, to file timely the Section 83(b) election, and further acknowledges that failure to file a Section 83(b) election within the applicable thirty (30) day period may result in the recognition of ordinary compensation income when the Restriction Period lapses.

10.	Data Privacy Consent.

The Employee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Employee’s personal data as described in this document by and among, as applicable, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Employee’s participation in the Plan. The Employee understands that the Company, its affiliates and its subsidiaries hold certain personal information about the Employee, including, but not limited to, the Employee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in the Employee’s favor for the purpose of implementing, managing and administering the Plan (the “Data”). The Employee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Employee’s country or elsewhere and that the recipient country may have different data privacy laws and protections than the Employee’s country. The Employee understands that [he/she] may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Employee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Employee’s participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom the Employee may elect to deposit any shares of Common Stock acquired under the Plan. The Employee understands that Data will be held only as long as is necessary to implement, administer and manage participation in the Plan. The Employee understands that [he/she] may, at any time, view Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Director of Human Resources in writing. The Employee understands that refusing or withdrawing consent may affect the Employee’s ability to participate in the Plan. For more information on the consequences of refusing to consent or withdrawing consent, the Employee understands that [he/she] may contact the Company’s Director of Human Resources.

11.	Plan Information.

The Employee acknowledges that [he/she] has received copies of the Plan, the Plan prospectus and other Plan information and acknowledges that additional copies of and any updates to the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Secretary of the Company.

12.	Acknowledgment and Waiver.

By accepting this grant of Stock, the Employee acknowledges and agrees that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time unless otherwise provided in the Plan or this Agreement; (ii) the grant of Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Stock, or benefits in lieu of Stock, even if Stock has been granted repeatedly in the past; (iii) all decisions with respect to future grants, if any, will be at the sole discretion of the Committee and/or the Board of Directors of the Company; (iv) the Employee’s participation in the Plan shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee’s employment relationship at any time with or without cause and it is expressly agreed and understood that employment is terminable at the will of either party, insofar as permitted by law; (v) the Employee is participating voluntarily in the Plan; (vi) stock and stock grants are an extraordinary item that is outside the scope of the Employee’s employment contract, if any; (vii) stock and stock grants are not part of normal or expected compensation or salary for any purposes, including, but not limited to calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments insofar as permitted by law; (viii) in the event that the Employee is not an employee of the Company, this grant of Stock will not be interpreted to form an employment contract or relationship with the Company or any subsidiary or affiliate of the Company; (ix) the future value of the underlying Stock is unknown and cannot be predicted with certainty; (x) in consideration of this grant of Stock, no claim or entitlement to compensation or damages shall arise from termination of this grant of Stock or diminution in value of this grant of Stock resulting from termination of the Employee’s employment by the Company (for any reason whatsoever and whether or not in breach of local labor laws) and the Employee irrevocably releases the Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the terms of this Agreement, the Employee shall be deemed irrevocably to have waived any entitlement to pursue such claim; and (xi) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Employee’s employment (whether or not in breach of local labor laws), the Employee’s right to receive Stock and vest in Stock under the Plan, if any, will terminate effective as of the date that the Employee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of involuntary termination of employment (whether or not in breach of local labor laws), the Employee’s right to vest in this Stock after termination of employment, if any, will be measured by the date of termination of the Employee’s active employment and will not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when the Employee is no longer actively employed for purposes of this Stock grant.

13.	Miscellaneous.

(a)  The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this agreement, or (ii) to treat as owner of such Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Stock shall have been so transferred.

(b)  Certain Definitions. Generally, for purposes of this Agreement,

(i)  “Affiliate”shall mean, with respect to any Person, any other Person which, directly or indirectly, is in control of, or is controlled by, or is under common control with, such Person.

(ii)  “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

(iii)  "Fair Market Value" on any date means (a) the closing price in the primary trading session for a share of Common Stock on such date on the stock exchange, if any, on which Common Stock is primarily traded (or if no shares were traded on such date, then on the most recent previous date on which any shares were so traded), (b) if clause (a) is not applicable, the closing price of the shares of Common Stock on such date on The Nasdaq Stock Market at the close of the primary trading session (or if no shares were traded on such date, then on the most recent previous date on which any shares were so traded) or (c) if neither clause (a) nor clause (b) is applicable, the value of a share for such date as established by the Committee, using any reasonable method of valuation.

(iv)  "FL & CO. COMPANIES" shall mean the collective reference to Forstmann Little & Co. Equity Partnership-VI, L.P.. Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VII, L.P., Forstmann Little & Co. Equity Partnership-VII, L.P., and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VIII, L.P., each a Delaware limited partnership.

(v)  "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(vi)  "Subsidiary" shall mean any Person (other than the Company) in an unbroken chain of Persons beginning with the Company, if each of the Persons other than the last Person in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Persons in such chain. A Person that attains the status of a Subsidiary on a date after the execution of this Agreement shall be considered a Subsidiary commencing as of such date.

(c)  Further Assurances. The parties hereto hereby agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(d)  The Plan is incorporated herein by reference. The Plan and this Agreement (and any documents or certificates executed in connection herewith) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee’s interest except by means of a writing signed by the Company and the Employee. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern.

(e)  Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to the Employee at [his/her] address then on file with the Company.

(f)  Successors and Assigns. This Agreement shall be binding upon and operate for the benefit of the Company and its successors and assigns, and the Employee, the heirs and legatees of the Employee's estate and [his/her] Representative, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Employee without the prior written consent of the Company. In addition, each of the FL & Co. Companies shall be a third party beneficiary of this Agreement and shall be entitled directly to enforce this Agreement.

(g)  Adjustment upon Certain Changes in Capitalization. To the extent permitted by Sections 11 and 12 of the Plan, in the event of any Change in Control (as defined in Section 2.7 of the Plan), share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock after the date of this Agreement, the Committee or the Board of Directors of the Company is authorized, to the extent it deems appropriate, to make adjustments to the number and kind of shares of stock subject to this Agreement, including the substitution of equity interests in other entities involved in such transactions, to provide for cash payments in lieu of restricted or unrestricted shares, and to determine whether continued employment with any entity resulting from such a transaction will or will not be treated as continued employment by the Company or a subsidiary or affiliate. Unless otherwise determined by the Committee or the Board of Directors of the Company, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and other criteria contained herein which were applicable to the Stock being adjusted prior to such adjustment.

(h)  Governing Law. This Agreement is governed by the laws of the state of Delaware.

(i)  Severability; Counterparts. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same approval.

K&E 10761454.6

IN WITNESS WHEREOF, the parties have executed this Agreement, as of the date first above written.

CITADEL BROADCASTING CORPORATION

By:
[____]
[TITLE]

By:
[EMPLOYEE’S FULL NAME]

RETAIN THIS AGREEMENT FOR YOUR RECORDS

K&E 10761454.6

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto Citadel Broadcasting Corporation (the "Company"), _________________ (_____) shares of the Common Stock, par value $0.01 per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated: __________________ Signature: _________________________________

Print Name and Mailing Address

_________________________________

_________________________________

_________________________________

_________________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate.

K&E 10761454.6

EXHIBIT B

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

14.	The taxpayer who performed the services is:

Name:  _______________________________________

Address: ____________________________________________________

Social Security Number: _______________________________________

15.	The property with respect to which the election is being made is _________ shares of the Common Stock, par value $0.01 per share, of Citadel Broadcasting Corporation (“Citadel”).

16.	The property was issued on _________________.

17.	The taxable year in which the election is being made is the calendar year ___________.

18.
The property is subject to forfeiture if the taxpayer ceases to be employed by Citadel under certain circumstances, at any time prior to the applicable vesting date. The forfeiture provision lapses in a series of installments over a _____________-year period ending on ____________________, 200__.

19.	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

20.	The amount paid for such property is $0.00 per share.

21.	A copy of this statement was furnished to the company for whom taxpayer rendered the services underlying the transfer of property.

22.	This statement is executed on __________________________________.

Taxpayer: _______________________________________

Spouse (if any): _______________________________________

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the grant of Stock. This filing should be made by registered or certified mail, return receipt requested. You should retain two (2) copies of the completed form for filing with your Federal and state tax returns for the current tax year and an additional copy for your records.